Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAJ2
902911AN6
031162AX8
Issuer
ALTRIA GROUP INCORPORATED
UST INCORPORATED
AMGEN INCORPORATED
Underwriters
Barclays Capital, Citigroup, Deutsche
Bank Securities, Goldman Sachs, HSBC
Securities, JP Morgan, Santander
Investment Securities, Scotia Capital,
Credit Suisse, Loop Capital Markets, US
Bancorp, Wachovia Securities, Williams
Capital Group
Lehman Brothers, Morgan
Stanley, Piper Jaffray &
Company, PNC Capital
Markets, RBS Greenwich
Capital
Barclays Capital, Goldman
Sachs, Merrill Lynch
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
MO 9.25% 08/06/19
MO 5.75% 03/01/18
AMGN 6.15% 06/01/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/3/2009
2/26/2008
5/20/2008
Total amount of offering sold to QIBs
2,200,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,200,000,000
300,000,000
500,000,000
Public offering price
99.881
99.632
99.828
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.33%
Rating
Baa1/BBB
Baa1/BBB
A3/A+
Current yield
9.26%
5.77%
6.16%
Benchmark vs Spread (basis points)
637bp
193bp
240bp








Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Bond VIP
DWS
225,000.00
 $                   224,732
0.01%
2.28%
0.73%
3/31/2009
DWS Balanced VIP
DWS
125,000.00
 $                   124,851
0.01%
2.28%
-1.57%
3/31/2009
DWS Balanced Fund
DWS
250,000.00
 $                   249,703
0.01%
2.28%
-1.61%
3/31/2009
DWS Core Plus Income Fund
DWS
700,000.00
 $                   699,167
0.03%
2.28%
0.83%
3/31/2009
Total

1,300,000
 $                1,298,453
0.06%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.

If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1


Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
717081DB6
14149YAS7
66989HAA6
Issuer
PFIZER INCORPORATED
CARDINAL HEALTH
INCORPORATED
NOVARTIS CAPITAL
CORPORATION
Underwriters
Banc of America Securities LLC, Barclays
Capital, Citigroup, Credit Suisse, Deutsche
Bank Securities, Goldman Sachs, HSBC
Securities, JP Morgan, Mitsubishi UFJ
Securities, RBS Greenwich  Capital,
Santander Investment Securities, UBS
Securities
Banc of America Securities
LLC
Banc of America Securities
LLC, Citigroup, Goldman
Sachs, JP Morgan, Barclays
Capital, Credit Suisse, Morgan
Stanley, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PFE 6.2% 03/15/19
CAH 5.50% 06/15/13
NOVART 4.125%
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/17/2009
5/28/2008
2/4/2009
Total amount of offering sold to QIBs
3,250,000,000
300,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
3,250,000,000
300,000,000
2,000,000,000
Public offering price
99.899
99.637
99.897
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.55%
0.35%
Rating
Aa2/AAA
Baa2/BBB+
Aa2/AA-
Current yield
6.21%
5.52%
4.13%
Benchmark vs Spread (basis points)
325bp
225bp
225bp








Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Bond VIP
DWS
325,000.00
 $                   324,672
0.01%
5.43%
1.11%
3/18/2009
DWS Core Fixed Income VIP
DWS
275,000.00
 $                   274,722
0.01%
5.43%
1.14%
3/18/2009
DWS Core Fixed Income Fund
DWS
2,500,000.00
 $                2,497,475
0.08%
5.43%
1.31%
3/18/2009
DWS Balanced VIP
DWS
200,000.00
 $                   199,798
0.01%
5.43%
1.74%
3/18/2009
DWS Balanced Fund
DWS
775,000.00
 $                   774,217
0.02%
5.43%
1.71%
3/18/2009
DWS Core Plus Income Fund
DWS
925,000.00
 $                   924,066
0.03%
5.43%
1.27%
3/18/2009
Total

7,500,000
 $                4,994,950
0.15%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AU6
008117AM5
125509BK4
Issuer
ROCHE HOLDINGS INCORPORATED
AETNA INCORPORATED
CIGNA CORPORATION
Underwriters
Banc of America Securities LLC, Banco
Santander, Barclays Capital, BNP Paribas,
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ
Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Banc of America Securities
LLC, Citigroup, JP Morgan
Banc of America Securities
LLC, Goldman Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW 7% 03/01/39
AET 6.5 09/15/18
CI 6.35% 03/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
9/9/2008
3/4/2008
Total amount of offering sold to QIBs
2,500,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,500,000,000
500,000,000
300,000,000
Public offering price
97.278
99.716
99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.65%
0.65%
Rating
Aa1/AA-
A3/A-
Baa2/BBB
Current yield
7.20%
6.52%
6.36%
Benchmark vs Spread (basis points)
365bp
295bp
275bp








Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   972,780
0.04%
5.67%
0.00%
3/19/2009
DWS Balanced VIP
DWS
500,000
 $                   486,398
0.02%
5.67%
0.00%
3/19/2009
DWS Bond VIP
DWS
750,000
 $                   729,585
0.03%
4.68%
-0.55%
3/19/2009
DWS Core Plus Income Fund
DWS
2,000,000
 $                1,945,560
0.08%
4.68%
-0.52%
3/19/2009
DWS Global Bond Fund
DWS
1,000,000
 $                   972,780
0.04%
4.43%
-0.32%
3/19/2009
DWS Strategic Income Fund
DWS
1,365,000
 $                1,363,376
0.06%
8.69%
-1.27%
2/26/2009
DWS Strategic Income VIP
DWS
300,000
 $                   299,643
0.01%
8.69%
-1.27%
2/26/2009
Total

6,915,000
 $                6,770,122
0.29%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAJ9


Issuer
BAE Systems Holdings Incorporated


Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, JP Morgan, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
BALN 6.375% 06/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.651


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB+


Current yield
6.40%


Benchmark vs Spread (basis points)
275bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BALANCED FUND
DWS
535,000.00
 $                   533,133
0.05%



DWS BALANCED VIP
DWS
145,000.00
 $                   144,494
0.01%



DWS BOND VIP
DWS
280,000.00
 $                   279,023
0.03%



DWS CORE FIXED INCOME FUND
DWS
2,200,000.00
 $                2,192,322
0.22%



DWS CORE FIXED INCOME VIP
DWS
245,000.00
 $                   244,145
0.02%



DWS CORE PLUS INCOME FUND
DWS
780,000.00
 $                   777,278
0.08%



DWS GLOBAL BOND FUND
DWS
315,000.00
 $                   313,901
0.03%



DWS MULTI MARKET INCOME
TRUST
DWS
1,580,000.00
 $                1,574,486
0.16%



DWS STRATEGIC INCOME FUND
DWS
655,000.00
 $                   652,714
0.07%



DWS STRATEGIC INCOME TRUST
DWS
420,000.00
 $                   418,534
0.04%



DWS STRATEGIC INCOME VIP
DWS
145,000.00
 $                   144,494
0.01%



Total

7,300,000
 $                7,274,523
0.73%











^The Security and Fund Performance is
 calculated based on information
 provided by State Street Bank.

*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
14040HAS4


Issuer
Capital One Financial


Underwriters
Credit Suisse, Deutsche Bank Securities,
JP Morgan, RBS Greenwich Capital, Bank
of America Securities, Keefe Bruyette,
RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
COF 7.375% 05/23/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/19/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.511


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
7.41%


Benchmark vs Spread (basis points)
540bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
505,000.00
 $                   502,531
0.05%



DWS Balanced VIP
DWS
150,000.00
 $                   149,267
0.02%



DWS Bond VIP
DWS
540,000.00
 $                   537,359
0.05%



DWS Core Fixed Income Fund
DWS
2,090,000.00
 $                2,079,780
0.21%



DWS Core Fixed Income VIP
DWS
240,000.00
 $                   238,826
0.02%



DWS Core Plus Income Fund
DWS
1,475,000.00
 $                1,467,787
0.15%



Total

5,000,000
 $                4,975,550
0.50%












^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
233331AN7


Issuer
DTE Energy Company


Underwriters
Barclays Capital, BNP Paribas, JP Morgan,
Comerica Securities, Deutsche Bank
Securities, Scotia Capital, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
DTE 7.63% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa2/BBB-


Current yield
7.63%


Benchmark vs Spread (basis points)
561bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
145,000.00
 $                   145,000
0.05%



DWS Balanced VIP
DWS
41,000.00
 $                     41,000
0.01%



DWS Bond VIP
DWS
152,000.00
 $                   152,000
0.05%



DWS Core Fixed Income Fund
DWS
607,000.00
 $                   607,000
0.20%



DWS Core Fixed Income VIP
DWS
68,000.00
 $                     68,000
0.02%



DWS Core Plus Income Fund
DWS
420,000.00
 $                   420,000
0.14%



DWS Global Bond Fund
DWS
167,000.00
 $                   167,000
0.06%



DWS Short Duration Fund
DWS
290,000.00
 $                   290,000
0.10%



DWS Short Duration Plus Fund
DWS
3,460,000.00
 $                3,460,000
1.15%



Total

5,350,000
 $                5,350,000
1.78%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
74251VAB8


Issuer
Principal Financial Group



Citigroup, Credit Suisse, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFG 7.875% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/18/2009


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/BBB+


Current yield
8.88%


Benchmark vs Spread (basis points)
563bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BALANCED FUND
DWS
1,170,000.00
 $                   175,500
0.33%



DWS BALANCED VIP
DWS
315,000.00
 $                   315,000
0.09%



DWS BOND VIP
DWS
600,000.00
 $                   600,000
0.17%



DWS CORE FIXED INCOME FUND
DWS
4,800,000.00
 $                4,800,000
1.37%



DWS CORE FIXED INCOME VIP
DWS
525,000.00
 $                   525,000
0.15%



DWS CORE PLUS INCOME FUND
DWS
1,690,000.00
 $                1,690,000
0.48%



DWS SHORT DURATION FUND
DWS
960,000.00
 $                   960,000
0.27%



DWS SHORT DURATION PLUS
FUND
DWS
11,540,000.00
 $              11,540,000
3.30%



Total

21,600,000
 $              20,605,500
6.17%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
816851AN9


Issuer
Sempra Energy


Underwriters
BNP Paribas, Citigroup, Deutsche Bank
Securities, Mitsubishi UFJ, Wachovia,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
SRE 6.5% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citibank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.778


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.63%


Rating
Baa1/BBB+


Current yield
6.51%


Benchmark vs Spread (basis points)
387bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
625,000.00
 $                   623,613
0.08%



DWS Balanced VIP
DWS
135,000.00
 $                   134,700
0.02%



DWS Bond VIP
DWS
650,000.00
 $                   648,557
0.09%



DWS Core Fixed Income Fund
DWS
2,600,000.00
 $                2,594,228
0.35%



DWS Core Fixed Income Fund
DWS
1,700,000.00
 $                1,696,226
0.23%



DWS Core Fixed Income VIP
DWS
290,000.00
 $                   289,356
0.04%



DWS Multi Market Income Trust
DWS
785,000.00
 $                   783,257
0.10%



DWS Strategic Income Trust
DWS
215,000.00
 $                   214,523
0.03%



Total

7,000,000
 $                6,984,460
0.93%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
87938WAH6


Issuer
Telefonica Emisiones SAU


Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, Morgan Stanley, BNP
Paribas, Calyon, Credit Suisse, Mitsubishi
UFJ Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
TELEFO 5.877% 7/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/22/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa1/A-


Current yield
5.88%


Benchmark vs Spread (basis points)
220bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
320,000.00
 $                   320,000
0.03%



DWS Balanced VIP
DWS
90,000.00
 $                     90,000
0.01%



DWS Bond VIP
DWS
345,000.00
 $                   345,000
0.03%



DWS Core Fixed Income Fund
DWS
1,305,000.00
 $                1,305,000
0.13%



DWS Core Fixed Income VIP
DWS
145,000.00
 $                   145,000
0.01%



DWS Core Plus Income Fund
DWS
930,000.00
 $                   930,000
0.09%



DWS Global Bond Fund
DWS
370,000.00
 $                   370,000
0.04%



DWS Strategic Income Fund
DWS
760,000.00
 $                   760,000
0.08%



DWS Strategic Income VIP
DWS
170,000.00
 $                   170,000
0.02%



Total

4,435,000
 $                4,435,000
0.44%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
89417EAF6


Issuer
Travelers Cos Incorporated


Underwriters
Banc of America Securities, Barclays
Capital, Deutsche Bank Securities, Morgan
Stanley


Years of continuous operation, including predecessors
> 3 years


Security
TRV 5.9% 06/02/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/28/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.560


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A2/A-


Current yield
5.93%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
325,000.00
 $                   323,570
0.07%



DWS Balanced VIP
DWS
100,000.00
 $                     99,560
0.02%



DWS Bond VIP
DWS
265,000.00
 $                   263,834
0.05%



DWS Core Fixed Income Fund
DWS
1,375,000.00
 $                1,368,950
0.28%



DWS Core Fixed Income VIP
DWS
155,000.00
 $                   154,318
0.03%



DWS Core Plus Income Fund
DWS
735,000.00
 $                   731,766
0.15%



Total

2,955,000
 $                2,941,998
0.59%











^The Security and Fund Performance is
calculated based on information
 provided by State Street Bank.

*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
06406HBL2


Issuer
Bank of New York Mellon


Underwriters
Banc of America Securities, Credit Suisse,
Deutsche Bank Securities, BNP Paribas,
BNY Mellon Capital, Jackson Securities,
RBC Capital, RBS Securities, Toussaint
Capital, Utendahl Capital


Years of continuous operation, including predecessors
> 3 years


Security
BK 4.3% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.968


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa2/AA-e


Current yield
4.30%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
620,000.00
 $                   619,802
0.06%



DWS Balanced VIP
DWS
170,000.00
 $                   169,946
0.02%



DWS Bond VIP
DWS
645,000.00
 $                   644,794
0.06%



DWS Core Fixed Income Fund
DWS
2,590,000.00
 $                2,589,171
0.26%



DWS Core Fixed Income VIP
DWS
300,000.00
 $                   299,904
0.03%



DWS Core Plus Income Fund
DWS
1,780,000.00
 $                1,779,430
0.18%



DWS Global Bond Fund
DWS
710,000.00
 $                   709,773
0.07%



Total

6,815,000
 $                6,812,819
0.68%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
828807CB1
55616XAE7
58013MEG5
Issuer
Simon Property Group
Macys Retail Holdings
Incorporated
McDonald's Corporation
Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, UBS Securities, Calyon
Securities, ING Financial Markets,
Mitsubishi UFJ, RBC Capital Markets
Scotia Capital, US Bancorp Investments
Banc of America Securities,
Credit Suisse, JP Morgan,
BNY Mellon, Citigroup,
Fifth Third Securities, Loop
Capital, Piper Jaffray, PNC
Capital Markets, Wells
Fargo
Banc of America Securities, JP
Morgan, ANZ Securities,
Barclays Capital, BNP Paribas,
Citigroup, Daiwa, Goldman
Sachs, Greenwich Capital
Markets, HSBC Securities, ING
Financial, Mitsubishi UFJ,
Mizuho Securities, Morgan
Stanley, Piper Jaffray, RBC
Capital Markets, Scotia Capital,
SG Americas SunTrust Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
SPG 6.75% 05/15/2014
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
600,000,000
650,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
650,000,000
400,000,000
Public offering price
98.960
99.911
99.966
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.63%
0.52%
Rating
A3/A-
Ba2/BB
A3/A
Current yield
6.82%
8.95%
5.00%
Benchmark vs Spread (basis points)
497bp
408bp
270bp








Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
225,000.00
 $                   222,660
0.04%
1.54%
2.52%
100.4804
DWS Balanced VIP
DWS
70,000.00
 $                     69,272
0.01%
1.54%
2.65%
100.4804
DWS Bond VIP
DWS
240,000.00
 $                   237,504
0.04%
1.54%
2.54%
100.4804
DWS Core Fixed Income Fund
DWS
945,000.00
 $                   935,172
0.16%
1.54%
1.94%
100.4804
DWS Core Fixed Income VIP
DWS
105,000.00
 $                   103,908
0.02%
1.54%
1.33%
100.4804
DWS Core Plus Income Fund
DWS
665,000.00
 $                   658,084
0.11%
1.54%
2.47%
100.4804
DWS Global Bond Fund
DWS
250,000.00
 $                   247,400
0.04%
1.54%
3.25%
100.4804
Total

2,500,000
 $                2,474,000
0.42%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
87927VAW8


Issuer
Telecom Italia Capital


Underwriters
BNP Paribas, Goldman Sachs, JP Morgan,
Mitsubishi UFJ Securities USA, Morgan
Stanley, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
TITIM 6.175% 06/18/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB


Current yield
4.57%


Benchmark vs Spread (basis points)
345bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
270,000.00
 $                   270,000
0.03%



DWS Balanced VIP
DWS
80,000.00
 $                     80,000
0.01%



DWS Bond VIP
DWS
290,000.00
 $                   290,000
0.03%



DWS Core Fixed Income Fund
DWS
1,120,000.00
 $                1,120,000
0.11%



DWS Core Fixed Income VIP
DWS
130,000.00
 $                   130,000
0.01%



DWS Core Plus Income Fund
DWS
790,000.00
 $                   790,000
0.08%



DWS Global Bond Fund
DWS
320,000.00
 $                   320,000
0.03%



DWS Short Duration Fund
DWS
510,000.00
 $                   510,000
0.05%



DWS Short Duration Plus Fund
DWS
6,150,000.00
 $                6,150,000
0.62%



Total

9,660,000
 $                9,660,000
0.97%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased
Comparison Security
Comparison Security
CUSIP
872456AA6
00206RAP7
92343VAQ7
Issuer
Telecom Italia
AT&T Incorporated
Verizon Communications
Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley, Deutsche
Bank Securities
Credit Suisse, JP Morgan,
RBS Greenwich Capital,
Wachovia, Castleoak
Securities, Loop Capital
Markets, Mitsubishi UFJ,
Samual A Ramirez
Banc of America
Securities,Citigroup, Credit
Suisse, Greenwich Capital
Markets, Morgan Stanley, UBS
Securities, Barclays Capital,
Goldman Sachs, Merrill Lynch,
Mitsubishi UFJ, RBC Capital
Markets, Scotia Capital,
Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
TITIM 7.175% 06/18/2019
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman, Sachs & Co.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/15/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
1,000,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,500,000,000
2,000,000,000
Public offering price
100.000
99.829
99.438
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
0.45%
Rating
Baa2/BBB
A2/A
A3/A
Current yield
5.73%
6.71%
8.80%
Benchmark vs Spread (basis points)
345bp
437bp
487bp








Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
260,000.00
 $                   260,000
0.03%
1.37%
0.44%
101.3695
DWS Balanced VIP
DWS
70,000.00
 $                     70,000
0.01%
1.37%
0.45%
101.3695
DWS Bond VIP
DWS
275,000.00
 $                   275,000
0.03%
1.37%
0.96%
101.3695
DWS Core Fixed Income Fund
DWS
1,050,000.00
 $                1,050,000
0.11%
1.37%
1.26%
101.3695
DWS Core Fixed Income VIP
DWS
120,000.00
 $                   120,000
0.01%
1.37%
0.97%
101.3695
DWS Core Plus Income Fund
DWS
750,000.00
 $                   750,000
0.08%
1.37%
1.00%
101.3695
DWS Global Bond Fund
DWS
330,000.00
 $                   330,000
0.03%
1.37%
1.71%
101.3695
DWS Strategic Income Fund
DWS
1,640,000.00
 $                1,640,000
0.16%
1.37%
0.64%
101.3695
DWS Strategic Income VIP
DWS
360,000.00
 $                   360,000
0.04%
1.37%
0.68%
101.3695
Total

4,855,000
 $                4,855,000
0.49%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1


Issuer
MARATHON OIL CORPORATION


Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert & Company, Natcity Investments,
Scotia Capital, SG Americas Securities, US
Bancorp


Years of continuous operation, including predecessors
> 3 years


Security
MRO 6.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.585


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
6.53%


Benchmark vs Spread (basis points)
487bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balance Fund
DWS
1,000,000
 $                   995,850
0.14%



DWS Balanced VIP
DWS
250,000
 $                   248,963
0.04%



DWS Bond VIP
DWS
750,000
 $                   746,888
0.11%



DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,991,700
0.29%



DWS Short Duration Fund
DWS
340,000.00
 $                   338,589
0.05%



DWS Short Duration Plus Fund
DWS
3,080,000.00
 $                 3,067,218
0.44%



Total

7,420,000
 $                 7,389,207
1.06%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.